UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

Chilton Strategic European Equities Fund

Annual Report	OCTOBER 31, 2018

Investment Adviser: Chilton Investment Company, LLC

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

TABLE OF CONTENTS

Letter to Shareholders	1

Schedule of Investments	5

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-446-3847; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018 (Unaudited)

Dear Shareholders,

Fund Performance

	Trailing 12 Months as of October 31, 2018	Cumulative Since Inception

Chilton Strategic European Equities	-9.43%	-1.10%

MSCI Europe Local Net Total Return Index	-5.42%	14.02%

HFRX Equity Hedge Index	-1.42%	6.59%

Performance results as of October 31, 2018. Inception date is 11/30/16. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please contact an Investor Relations team member at 212-751-3596.

Annual Performance Summary

Chilton Strategic European Equities (the “Fund”) produced a net return of -9.43% over the past 12 months as of October 31, 2018, which compares to the MSCI Europe Index, which was down -5.42%. Average exposure during the period was 108% long, 68% short, and 40% net. The Fund’s long portfolio lagged the index during the period and the short portfolio unfortunately did not provide as much protection as we would have hoped.

The largest sector detractors during the period were Consumer Discretionary, Financials, and Consumer Staples, while Real Estate, Utilities, and Materials contributed to performance during the period. The strongest performing individual positions during the period included Safran, Teleperformance, and Amadeus (all long positions) while the Fund’s holdings in Valeo, Atos, and Inchcape detracted the most from performance.

Market Outlook & Positioning

Despite the strong and synchronized global economic recovery in the past two years, the overall trajectory of economic activity in this cycle has been poor. It has also been a lacklustre recovery in terms of corporate profits, with the exception of the Technology sector. The world (ex-Tech) has only just managed to revert to the profit levels that it last reached in 2007, prior to the crisis, and it has been particularly true

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018 (Unaudited)

in Europe where Tech is small (~5%). This partly explains why earnings are still below their 2007 peak in Europe, and the underperformance of our equity markets.

Furthermore, if several tailwinds supported last year’s European growth acceleration, including strong external demand and earlier falls in oil prices, the impulse from these tailwinds is now fading. Growth forecasts for the Euro area have been revised down to 2.1% in 2018, from 2.2% previously, and to 1.8% in 2019, from 1.9% previously. In that context, equity markets have been in no mood to take prisoners: de-rate first and ask questions later, whether that concerns Emerging Markets, Value, Italy or Banks.

While European equity returns have been lacklustre in this cycle compared to what’s been on offer elsewhere, there have still been plenty of opportunities to make (and lose) money beneath the surface. Perhaps the best example of this has been the outperformance of Growth at the expense of Value. The former has trumped the latter by over 50% since 2009, to leave the relative performance of the pair now less than 2% away from the level reached in February 2000, at the height of the biggest bubble seen in a generation. Of course, the underperformance of Value stocks is not just a European phenomenon, but one that has been replicated around the globe, to the extent that we are currently witnessing the broadest, longest and largest period of Value underperformance we’ve ever seen.

With ‘cheap’ stocks underperforming their Growth peers by a further 7% this year, the art of Value investing continues to feel like a masochistic exercise in attempting to repeatedly catch the proverbial falling knife. Although mindful of the perceived wisdom that “Insanity is doing the same thing over and over again and expecting different results”, we see some hope on the horizon for Value stocks. Our starting point is unsurprisingly valuation, with Value stocks now really cheap, trading at a 50% discount to Growth stocks, and that has only occurred previously in 2000. Second, some of the traditional macro drivers of Value have started to go in the right direction. For example German bund yields and the dollar have moved higher recently and relative earnings revisions are now turning positive in favour of Value stocks over Growth stocks.

Finally we believe that European equity valuations are looking attractive at this level with MSCI Europe’s PE of 13.3x a bit below its long-term average, and a dividend yield over 4%. So the key will be, as always, stock selection and trying to identify defensives with earnings upgrades, or good quality companies at a reasonable price on the long side, and the opposite on the short side. We aim always to keep a good balance of growth stocks and value names, of restructuring stories and of cash flow driven serial acquirers. This provides, in our view, robustness to our product regardless of the market environment.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018 (Unaudited)

***

There are risks involved with investing, including possible loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The Fund is non-diversified.

The Chilton Strategic European Equities Fund is distributed by SEI Investments Distribution Co. (SIDCO). The Fund is managed by Chilton Investment Company, LLC. SIDCO is not affiliated with Chilton Investment Company, LLC.

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. No representation or warranty is made concerning the accuracy or completeness of any data compiled herein. Any statements non-factual in nature constitute only current opinion, which is subject to change. Any statements concerning financial market trends are based on current market conditions, which will fluctuate.

Definition of the Comparative Index

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018 (Unaudited)

Growth of a $10,000,000 Investment

	TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2018
	One Year Return	Annualized Inception to Date*
Chilton Strategic European Equities Fund	-9.43%	-0.58%
MSCI Europe Index	-5.42%	7.08%

* Fund commenced operations on November 30, 2016.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

Sector Weightings† (Unaudited)
	Long	Short	Net
Industrials	22.1%	(3.6)%	18.5%
Financials	15.8	(1.4)	14.4
Health Care	11.7	(0.8)	10.9
Information Technology	4.1	0.0	4.1
Preferred Stock	3.7	0.0	3.7
Real Estate	4.2	(1.9)	2.3
Utilities	2.9	(1.3)	1.6
Materials	5.3	(4.4)	0.9
Consumer Staples	6.1	(6.4)	(0.3)
Consumer Discretionary	2.4	(3.6)	(1.2)
Energy	0.0	(1.7)	(1.7)
Telecommunication Services	0.0	(4.1)	(4.1)

Total			49.1

Other Assets and Liabilities, Net			50.9

			100.0%

† As a percentage of the Fund’s Net Assets.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 74.6%
	Shares	Value
BELGIUM — 4.1%
UCB	235,762	$19,808,612

FRANCE — 24.5%
Atos (A)	122,338	10,500,485
Danone (A)	247,017	17,508,777
Eiffage (A)	178,136	17,436,502
Ipsen (A)	96,631	13,418,388
LVMH Moet Hennessy Louis Vuitton	43,227	13,160,663
Safran (A)	162,647	21,010,421
Teleperformance (A)	147,595	24,340,328

		117,375,564

GERMANY — 9.3%
Fresenius & KGaA (A)	164,855	10,508,715
Rheinmetall	125,688	10,896,215
RWE	715,574	13,956,647
SAP	86,857	9,312,467

		44,674,044

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

COMMON STOCK — continued
	Shares	Value
ITALY — 5.6%
Leonardo	1,641,120	$17,825,936
UniCredit	712,978	9,138,238

		26,964,174

LUXEMBOURG — 4.2%
Grand City Properties	828,227	20,056,285

NETHERLANDS — 5.3%
Akzo Nobel	165,642	13,935,924
ArcelorMittal	466,074	11,634,825

		25,570,749

SWITZERLAND — 5.6%
Coca-Cola HBC	392,186	11,579,851
Credit Suisse Group (A)	1,155,559	15,168,038

		26,747,889

UNITED KINGDOM — 16.0%
Babcock International Group	1,850,455	14,456,421
Beazley	1,970,180	13,283,952
BTG *	1,780,458	12,562,316
Inchcape	1,615,924	11,174,217
London Stock Exchange Group	247,289	13,639,062
RSA Insurance Group	1,566,930	11,304,088

		76,420,056

Total Common Stock
(Cost $347,867,774)		357,617,373

PREFERRED STOCK — 3.7%

GERMANY — 3.7%
Volkswagen, 1.230%
(Cost $16,360,968)	104,281	17,570,526

Total Investments in Securities — 78.3%
(Cost $364,228,742)		$375,187,899

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

SECURITIES SOLD SHORT
COMMON STOCK — (29.2)%
	Shares	Value
AUSTRIA — (0.7)%
Lenzing	(38,236)	$(3,471,118)

BELGIUM — (3.2)%
Colruyt	(160,616)	(9,336,172)
Solvay	(50,125)	(5,714,281)

		(15,050,453)

DENMARK — (1.3)%
Carlsberg, Cl B	(56,846)	(6,270,674)

FRANCE — (3.4)%
JCDecaux	(156,197)	(5,141,167)
Klepierre	(146,070)	(4,963,359)
Sodexo	(61,523)	(6,279,891)

		(16,384,417)

IRELAND — (1.3)%
Kerry Group, Cl A	(61,622)	(6,316,518)

ITALY — (1.1)%
Telecom Italia *	(9,034,915)	(5,313,151)

NORWAY — (2.4)%
Schibsted, Cl A	(118,722)	(4,113,822)
Yara International	(166,123)	(7,147,597)

		(11,261,419)

SPAIN — (3.0)%
CaixaBank	(1,692,411)	(6,864,415)
Gestamp Automocion	(617,845)	(3,918,871)
Grifols	(132,615)	(3,783,678)

		(14,566,964)

SWEDEN — (3.3)%
Axfood	(476,180)	(8,494,712)
Dometic Group	(347,477)	(2,430,135)
Hennes & Mauritz, Cl B	(273,895)	(4,840,897)

		(15,765,744)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

COMMON STOCK — continued
	Shares	Value
SWITZERLAND — (4.6)%
ABB	(438,212)	$(8,832,551)
Kuehne + Nagel International	(61,889)	(8,609,094)
LafargeHolcim	(101,185)	(4,686,770)

		(22,128,415)

UNITED KINGDOM — (4.9)%
Hammerson	(735,679)	(4,123,413)
ITV	(2,635,900)	(5,018,436)
Pearson	(704,501)	(8,091,834)
Pennon Group	(660,553)	(6,300,309)

		(23,533,992)

Total Common Stock
(Proceeds $155,910,626)		(140,062,865)

Securities Sold Short — (29.2)%
(Proceeds $155,910,626)		$(140,062,865)

Percentages are based on Net Assets of $479,387,849.

*	Non-income producing security.
(A)	All or a portion of the shares have been committed as collateral for open short positions. The aggregate market value of the collateral at October 31, 2018 was $115,584,319.

Cl — Class

EONIA — Euro Overnight Index Average

EUR — Euro

MSCI — Morgan Stanley Capital International

OTC — Over-the-Counter

PLC — Public Limited Company

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

A list of the open forward foreign currency contracts held by the Fund at October 31, 2018, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
Morgan Stanley	11/05/18	USD	56,771,519	EUR	49,261,437	$(953,574)
Morgan Stanley	11/05/18	EUR	461,696,998	USD	535,964,017	12,816,921
Morgan Stanley	12/05/18	EUR	236,985,972	USD	268,682,927	(534,602)

						$11,328,745

A list of the open OTC swap agreements held by the Fund at October 31, 2018, is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	Amadeus IT Group	EONIA + 0.50%	Asset Return	Monthly	12/03/19	EUR	$8,674,239	$ 6,819,074	$6,819,074
Morgan Stanley	MSCI Pan-Euro Custom Basket*	EONIA + 0.45%	Asset Return	Monthly	12/15/19	EUR	(73,274,315)	(1,112,432)	(1,112,432)

								$ 5,706,642	$5,706,642

*The following table represents the individual common stock exposures comprising the Custom Basket Total Return Swaps as of October 31, 2018.

MSCI Pan - Euro Custom Basket of Securities
Shares	Description	Notional Amount†	Percentage of Basket
(1,816,935,800)	Novo Nordisk A/S	(4,596,848)	6.27%
(3,112,160,000)	Nestle SA	(2,352,457)	3.21%
(3,072,395,752)	Telefonaktiebolaget LM Ericsson	(2,176,704)	2.97%
(3,037,463,939)	Nordea Bank AB	(2,146,830)	2.93%
(1,566,022,892)	Volvo AB	(1,902,446)	2.60%
(2,168,031,097)	Novartis AG	(1,698,866)	2.32%
(905,604,578)	Swedbank AB	(1,657,466)	2.26%
(1,002,297,847)	Assa Abloy AB	(1,624,381)	2.22%
(455,484,000)	Investor AB	(1,604,588)	2.19%
(702,562,700)	Roche Holding AG	(1,529,173)	2.09%
(1,128,947,331)	Sandvik AB	(1,452,681)	1.98%
(1,627,514,471)	SEB A	(1,369,550)	1.87%
(1,527,137,446)	Svenska Handelsbanken AB	(1,352,755)	1.85%
(671,515,200)	Atlas Copco AB	(1,351,276)	1.84%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

MSCI Pan - Euro Custom Basket of Securities (concluded)
Shares	Description	Notional Amount†	Percentage of Basket
(977,279,318)	DNB ASA	(1,323,912)	1.81%
(876,403,199)	Hennes & Mauritz AB	(1,258,779)	1.72%
(20,049,690,632)	HSBC Holdings PLC	(1,148,228)	1.57%
(606,346,146)	Essity AB	(1,124,831)	1.54%
(2,814,555,108)	Telia Co AB	(1,031,258)	1.41%
(750,729,015)	Telenor ASA	(1,031,006)	1.41%
(982,803,386)	SAP SE	(826,155)	1.13%
(716,762,897)	Danske Bank A/S	(798,850)	1.09%
(1,124,090,038)	Sanofi	(787,002)	1.07%
(390,219,008)	Atlas Copco AB	(726,839)	0.99%
(440,249,646)	Allianz SE	(721,078)	0.98%
(189,171,486)	Orsted A/S	(703,038)	0.96%
(2,293,652,787)	British American Tobacco PLC	(691,200)	0.94%
(765,000,000)	Siemens AG	(691,029)	0.94%
(106,971,300)	Carlsberg A/S	(690,225)	0.94%
(4,959,302,644)	GlaxoSmithKline PLC	(686,543)	0.94%
(1,266,635,735)	AstraZeneca PLC	(683,718)	0.93%
(278,158,549)	LVMH Moet Hennessy Louis Vuitton SE	(663,972)	0.91%
(1,543,254,911)	Unilever PLC	(651,310)	0.89%
(118,800,000)	Coloplast A/S	(648,813)	0.88%
(16,136,153,582)	Banco Santander SA	(601,118)	0.82%
(2,460,837,756)	Diageo PLC	(596,002)	0.81%
(932,551,964)	Bayer AG	(561,310)	0.77%
(918,478,694)	BASF SE	(554,879)	0.76%
(409,891,093)	ASML Holding NV	(549,343)	0.75%
(582,221,589)	Airbus SE	(505,191)	0.69%
(6,539,315)	AP Moller - Maersk A/S	(485,707)	0.66%
(3,854,419,579)	UBS Group AG	(482,279)	0.66%
(1,123,973,447)	BNP Paribas SA	(460,435)	0.63%
(1,221,107,381)	Unilever NV	(449,421)	0.61%
(252,809,865)	L’Oreal SA	(446,537)	0.61%
(761,958,970)	Anheuser-Busch InBev SA/NV	(440,766)	0.60%
(3,333,021,017)	Deutsche Telekom AG	(429,027)	0.59%
(909,361,830)	Daimler AG	(422,829)	0.58%
(151,347,589)	Zurich Insurance Group AG	(420,945)	0.57%
(428,733,417)	Air Liquide SA	(407,380)	0.55%
	Other	(21,757,339)	29.69%
Total		(73,274,315)	100.00%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

† Notional value is denominated in Euro.

The following table summarizes the inputs used as of October 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Belgium	$19,808,612	$—	$—	$19,808,612
France	117,375,564	—	—	117,375,564
Germany	44,674,044	—	—	44,674,044
Italy	26,964,174	—	—	26,964,174
Luxembourg	20,056,285	—	—	20,056,285
Netherlands	25,570,749	—	—	25,570,749
Switzerland	26,747,889	—	—	26,747,889
United Kingdom	76,420,056	—	—	76,420,056

Total Common Stock	357,617,373	—	—	357,617,373

Preferred Stock
Germany	17,570,526	—	—	17,570,526

Total Preferred Stock	17,570,526	—	—	17,570,526

Total Investments in Securities	$375,187,899	$—	$—	$375,187,899

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock
Austria	$(3,471,118)	$—	$—	$(3,471,118)
Belgium	(15,050,453)	—	—	(15,050,453)
Denmark	(6,270,674)	—	—	(6,270,674)
France	(16,384,417)	—	—	(16,384,417)
Ireland	(6,316,518)	—	—	(6,316,518)
Italy	(5,313,151)	—	—	(5,313,151)
Norway	(11,261,419)	—	—	(11,261,419)
Spain	(14,566,964)	—	—	(14,566,964)
Sweden	(15,765,744)	—	—	(15,765,744)
Switzerland	(22,128,415)	—	—	(22,128,415)
United Kingdom	(23,533,992)	—	—	(23,533,992)

Total Common Stock	(140,062,865)	—	—	(140,062,865)

Total Securities Sold Short	$(140,062,865)	$—	$—	$(140,062,865)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts *
Appreciation	$—	$12,816,921	$—	$12,816,921
Depreciation	—	(1,488,176)	—	(1,488,176)
Total Return Swaps*
Appreciation	—	6,819,074	—	6,819,074
Depreciation	—	(1,112,432)	—	(1,112,432)

Total Other Financial Instruments	$—	$17,035,387	$—	$17,035,387

*Forward foreign currency contracts and total return swaps are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund generally recognizes transfers between the levels as of the end of the reporting period. As of October 31, 2018, securities with a total value of $72,988,388 transferred from Level 2 to Level 1 investments as a result of Marklt fair valuation of foreign equity securities. For the year ended October 31, 2018, there were no transfers between Level 1 and Level 2 investments. As of October 31, 2018, the Fund did not hold any Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $364,228,742)	$375,187,899
Foreign Currency, at Value (Cost $73,909,461)	79,328,776
Cash	1,800,505
Foreign Currency Pledged at Prime Broker	156,581,153
Cash Pledged at Prime Broker	1,132,382
Unrealized Appreciation on Forward Foreign Currency Contracts	12,816,921
Unrealized Appreciation on Swap Contracts	6,819,074
Reclaim Receivable	1,895,337
Receivable for Investment Securities Sold	776,654
Receivable for Capital Shares Sold	758,874
Unrealized Gain on Foreign Spot Currency Contracts	438,296
Dividend and Interest Receivable	49,460
Prepaid Expenses	17,079

Total Assets	637,602,410

Liabilities:
Securities Sold Short, at Value (Proceeds $155,910,626)	140,062,865
Payable for Investment Securities Purchased	7,663,844
Payable Due to Prime Broker	6,216,279
Unrealized Depreciation on Forward Foreign Currency Contracts	1,488,176
Unrealized Depreciation on Swap Contracts	1,112,432
Payable for Capital Shares Redeemed	655,715
Payable to Investment Adviser	636,336
Dividend and Interest Payable	197,786
Payable to Administrator	37,335
Unrealized Loss on Foreign Spot Currency Contracts	14,269
Payable to Trustees	3,731
Chief Compliance Officer Fees Payable	2,050
Other Accrued Expenses and Other Payables	123,743

Total Liabilities	158,214,561

Net Assets	$479,387,849

Net Assets Consist of:
Paid-in Capital	$485,985,079
Total Distributable Loss	(6,597,230)

Net Assets	$479,387,849

Outstanding Shares of beneficial interest (unlimited authorization — no par value)	48,478,787

Net Asset Value, Offering and Redemption Price Per Share*	$9.89

*Redemption price per share may vary depending on the length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND FOR THE YEAR ENDED OCTOBER 31, 2018

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$15,855,652
Interest	16,021
Less: Foreign Taxes Withheld	(2,618,202)

Total Investment Income	13,253,471

Expenses:
Investment Advisory Fees (Note 7)	9,019,109
Administration Fees (Note 6)	521,019
Trustees’ Fees	11,401
Chief Compliance Officer Fees (Note 5)	6,216
Dividend and Interest Expense on Securities Sold Short (Note 2)	5,253,838
Stock Loan Fees (Note 2)	3,425,510
Transfer Agent Fees (Note 6)	258,708
Custodian Fees (Note 6)	93,404
Legal Fees	70,644
Registration and Filing Fees	37,969
Audit Fees	32,000
Offering Costs (Note 2)	7,849
Other Expenses	64,110

Total Expenses	18,801,777

Net Investment Loss	(5,548,306)

Net Realized Gain (Loss) on:
Investments	(31,296,573)
Securities Sold Short	(18,097,615)
Swap Contracts	4,383,159
Foreign Currency Transactions	(3,730,933)
Forward Currency Contracts	29,686,293

Net Realized Loss	(19,055,669)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(62,926,592)
Securities Sold Short	32,948,395
Swap Contracts	2,414,678
Foreign Currency Translation	(4,003,113)
Forward Currency Contracts	5,538,048

Net Change in Unrealized Depreciation	(26,028,584)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(45,084,253)

Net Decrease in Net Assets Resulting from Operations	$(50,632,559)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2018	Period Ended October 31, 2017*
Operations:
Net Investment Loss	$(5,548,306)	$(4,813,038)
Net Realized Loss on Investments, Securities Sold Short, Swap Contracts, Forward Currency Contracts and Foreign Currency Transactions	(19,055,669)	(45,319,014)
Net Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short, Swap Contracts, Forward Currency Contracts and Foreign Currency Translation	(26,028,584)	75,680,457

Net Increase (Decrease) in Net Assets Resulting From Operations	(50,632,559)	25,548,405

Capital Share Transactions:
Issued	324,340,492	523,930,444
Redeemed	(303,624,531)	(40,174,402)

Net Increase in Net Assets From Capital Share Transactions	20,715,961	483,756,042

Total Increase (Decrease) in Net Assets	(29,916,598)	509,304,447

Net Assets:
Beginning of Year/Period	509,304,447	–

End of Year/Period(1)	$479,387,849	$509,304,447

Shares Transactions:
Institutional Class Shares
Issued	29,775,814	50,422,857
Redeemed	(27,915,813)	(3,804,071)

Net Increase in Shares Outstanding From Share Transactions	1,860,001	46,618,786

*	Commenced operations on November 30, 2016.
(1)	Includes accumulated net investment loss of $(20,716,304) in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018 (see Note 12).

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

	Year Ended October 31, 2018	Period Ended October 31, 2017(1)
Net Asset Value, Beginning of Year/Period	$10.92	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss*	(0.10)	(0.15)
Net Realized and Unrealized Gain (Loss)	(0.93)	1.07

Total from Investment Operations	(1.03)	0.92

Net Asset Value, End of Year/Period	$9.89	$10.92

Total Return†	(9.43)%	9.20%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$479,388	$509,304
Ratio of Expenses to Average Net Assets (Including Dividends and Interest on Securities Sold Short and Stock Loan Fees)(2)	3.13%	3.41%††
Ratio of Net Investment Loss to Average Net Assets	(0.92)%	(1.55)%††
Portfolio Turnover Rate	112%	199%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	The Fund commenced operations on November 30, 2016.
(2)	Excluding dividend and interest expense on securities sold short and stock loan fees, the ratio to average net assets would have been 1.69% and 1.79%, respectively.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

 NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 23 funds. The financial statements herein are those of the Chilton Strategic European Equities Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital appreciation. The Fund is classified as a non-diversified investment company. Chilton Investment Company, LLC serves as the Fund’s investment adviser (the “Adviser”). The Fund commenced operations on November 30, 2016. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies which are consistently followed by the Fund in preparation of its financial statements. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates —The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2018, there were no fair valued securities.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2018, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not”

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

(i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains (losses) during the period are presented on the Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of October 31, 2018.

For the year ended October 31, 2018, the monthly average balances of forward foreign currency exchange contracts held by the Fund was as follows:

Average Monthly Notional Balance Long	$137,391,333
Average Monthly Notional Balance Short	$750,224,715

Securities Sold Short — As consistent with the Fund’s investment objectives, the Fund may engage in short sales. Short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends declared or interest that accrues during the period of the loan. Dividends and interest are shown on securities sold short as an expense for financial reporting purposes. To borrow the security, the Fund also may be required to pay a premium, which is recorded as Stock Loan Fees on the Statement of Operations. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund’s short positions.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

The Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short. In addition, the Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense on securities sold short.

Short sales are collateralized by cash deposits with the counterparty brokers, Morgan Stanley & Co. LLC, and pledged securities held at the custodian, Brown Brothers & Harriman (“BBH”). The collateral required is determined daily by reference to the market value on short positions.

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis and is charged an interest expense at the Fed Funds Rate plus 200 basis points on the amount of any shortfall in the required cash margin. These amounts are disclosed as Due to Prime Broker on the Statement of Assets and Liabilities.

The Fund had prime brokerage borrowings throughout the year ended October 31, 2018:

Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate Paid	Interest Paid
$ 98,567,958	$35,578,413	0.42%	$ 132,842

Swap Contracts — The Fund is authorized to enter into swap contracts, including total return swaps. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a typical total return swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statement of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at period end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedule of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Fund’s custodian.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy. As of October 31, 2018, the Fund’s swap agreements were with one counterparty, Morgan Stanley.

For the year ended October 31, 2018, the monthly average balances of swap contracts held by the Fund was as follows:

Average Monthly Notional Balance Long	$45,168,401
Average Monthly Notional Balance Short	$147,035,406

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date. There were no distributions in the year ended October 31, 2018.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. As of October 31, 2018, the offering costs have been fully amortized.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than 30 days. The redemption fee is recorded as an increase to paid-in capital. The redemption fees retained by the Fund, if any, is reported on the Statement of Changes in Net Assets.

3. Derivative Transactions:

The fair value of derivative instruments as of October 31, 2018, was as follows:

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Equity contracts	Unrealized appreciation on swap contracts	$6,819,074	†	Unrealized depreciation on swap contracts	$1,112,432	†
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	12,816,921		Unrealized depreciation on forward foreign currency contracts	1,488,176

Total Derivatives not accounted for as hedging instruments		$19,635,995			$2,600,608

† Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedule of Investments.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2018, was as follows:

The amount of realized gain on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Swap Contracts	Total
Equity contracts	$-	$4,383,159	$4,383,159
Foreign currency contracts	29,686,293	-	29,686,293
Total	$29,686,293	$4,383,159	$34,069,452

Change in unrealized appreciation on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Swap Contracts	Total
Equity contracts	$-	$2,414,678	$2,414,678
Foreign currency contracts	5,538,048	-	5,538,048
Total	$5,538,048	$2,414,678	$7,952,726

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

4. Offsetting Assets and Liabilities:

The Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

As of October 31, 2018, the Fund’s financial instruments and derivative instruments are subject to a master netting arrangement.

The International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and effect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s ISDA Master Agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA Master Agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its respective counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Counterparty	Derivative Assets subject to netting arrangement	Derivative Liabilities available for Offset	Cash collateral received	Security collateral received	Net amount of Derivative Assets‡
Morgan Stanley - forward contracts	$12,816,921	$(1,488,176)	$-	$-	$11,328,745
Morgan Stanley - swap contracts**	6,819,074	(1,112,432)	-	-	5,706,642
	$19,635,995	$(2,600,608)	$-	$-	$17,035,387

Counterparty	Derivative Liabilities subject to netting arrangement	Derivative Assets available for Offset	Cash collateral pledged†	Security collateral Pledged	Net amount of Derivative Liabilities‡
Morgan Stanley - forward contracts	$1,488,176	$(1,488,176)	$-	$-	$-
Morgan Stanley - swap contracts**	1,112,432	(1,112,432)	-	-	-
	$2,600,608	$(2,600,608)	$-	$-	$-

** Amounts presented represent unrealized appreciation/(depreciation) on total return swaps on the Statement of Assets and Liabilities. The Statement of Assets and Liabilities also includes amounts for market value and premiums paid on fully funded total return swap contracts.

† Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

‡ Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2018, the Fund paid $521,019 for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Atlantic Shareholder Services, LLC serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 1.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, dividend and interest expenses on securities sold short, interest, taxes, acquired fund fee expenses and non-routine expenses) from exceeding 1.99% with respect to the Fund’s average daily net assets until February 28, 2019 (the “Expense Limitation”). The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Expense Limitation. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019. As of October 31, 2018, there were no previously waived or reimbursed expenses subject to the recovery by the Adviser.

8. Investment Transactions:

For the year ended October 31, 2018, the Fund made purchases of $652,329,955 and sales of $730,746,676 in investment securities other than long-term U.S. Government and short-term securities. The cost of purchases to cover securities sold short and the proceeds from securities sold short were $348,144,999 and $263,412,537, respectively, for the year ended October 31, 2018. There were no purchases or sales of long-term U.S. Government securities.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following permanent differences, which are primarily attributable to swap adjustment, foreign exchange gain/loss, passive foreign investment companies (PFICs), short dividends and net operating loss, have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$22,777,869	$(19,074,907)	$(3,702,962)

These reclassifications have no impact on net assets or net asset value per share.

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$21,283,431
Capital Loss Carryforwards	(41,744,071)
Late-Year Loss Deferral	(2,000,000)
Unrealized Appreciation	15,863,410

Total Accumulated Losses	$(6,597,230)

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2018 through October 31, 2018, that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Losses carried forward under these new provisions are as follows:

Short-Term Loss	Long-Term Loss	Total
$38,229,800	$3,514,271	$41,744,071

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to passive foreign investment companies, short dividend, swaps and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2018, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 219,261,624	$ 42,876,952	$(27,013,542)	$ 15,863,410

10. Concentration of Risks:

As with all management investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) and ability to meet its investment objective.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Foreign Company Risk — Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Foreign Currency Risk — Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Currency exchange rates can be volatile and can be affected by, among other factors, the actions or inactions by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls, speculation, or general economic or political developments in the U.S. or a foreign country. The Fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies; however, even if such hedging techniques are employed, there is no assurance that they will be successful.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

Risk of Investing in Europe — The Fund is more exposed to the economic and political risks of Europe and of the European countries in which it invests than funds whose investments are more geographically diversified. Adverse economic and political events in Europe may cause the Fund’s investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Certain of the Fund’s investments may be in securities of issuers that are domiciled in, or have significant operations in, member countries of the European Union (the “EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility and adverse trends in recent years and these events have adversely affected the exchange rate of the euro and may continue to significantly affect other European countries. In a referendum held on June 23, 2016, the United Kingdom (the “U.K.”) resolved to leave the EU. The referendum may introduce significant uncertainties and instability in the financial markets as the U.K. negotiates its exit from the EU.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share price. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

Derivatives Risk — The Fund’s use of forward contracts and swaps for all purposes, including speculative purposes, is subject to market risk, leverage risk, correlation risk, credit risk, valuation risk and liquidity risk. In addition, the Fund’s use of derivatives for hedging purposes is subject to hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Liquidity risk is the risk that certain instruments may be difficult or impossible to sell at the time and the price that the Fund would like. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

could cause the Fund to lose more than the principal amount invested in a derivative instrument.

ETFs Risk — ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs or derivatives thereon, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based or the ETF’s other holdings, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund.

Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value (“NAV”) and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Large Purchase and Redemption Risk — Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Event Driven Strategies Risk — To the extent the Fund invests in securities based on anticipated events, such as bankruptcies, mergers, reorganizations or other events, the Fund may incur losses if the events do not occur as anticipated (including on the terms originally proposed), when anticipated, or at all, or if they are perceived to be less likely to occur. For example, if the Fund invests in securities in anticipation of a merger and the deal is terminated prior to closing, the Fund is likely to suffer losses.

Growth Investment Style Risk — The Fund invests in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Value Investment Style Risk — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or its prospects for exceeding earnings expectations is inaccurate, the Fund could

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Non-Diversification Risk — The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

11. Other:

At October 31, 2018, 98% of the Fund’s total outstanding shares were held by one record shareholder. This shareholder is comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earning on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

13. New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

14. Subsequent Events:

On November 7, 2018, the Board of the Trust, at the recommendation of the Adviser of the Fund, approved a plan of liquidation that provided for the liquidation of the Fund’s assets and the distribution of the net proceeds pro rata to the Fund’s shareholders. The Board determined that closing and liquidating the Fund was in the best interests of the Fund and the Fund’s shareholders. The Fund thereafter was closed to new investments, and the Fund began the process of closing down and liquidating the Fund’s portfolio. The Fund ceased operations and liquidated after the close of business on December 21, 2018.

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2018.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund III and the Shareholders of

Chilton Strategic European Equities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, of Chilton Strategic European Equities Fund (the “Fund”) (one of the series constituting The Advisors’ Inner Circle Fund III (the “Trust”)), including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended October 31, 2018 and the period from November 30, 2016 (commencement of operations) through October 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The Advisors’ Inner Circle Fund III) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year ended October 31, 2018 and the period from November 30, 2016 (commencement of operations) through October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Chilton Investment Company, LLC investment companies since 2016.

Philadelphia, Pennsylvania

December 28, 2018

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2018 to October 31, 2018.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited) (concluded)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/18	Ending Account Value 10/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Chilton Strategic European Equities Fund
Actual Portfolio Return	$1,000.00	$909.01	3.37%	$16.22

Hypothetical 5% Return	1,000.00	1,008.22	3.37	17.06

* Expenses are equal to the Fund’s annualized expense ratio (including dividend and interest expense on short sales and stock loan fees), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown.)

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES 2 3
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (Since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY C. NADEL (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 - 2001.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 23 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

“Independent Trustees.” Mr. Doran is a Trustee who may be deemed to be an “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-446-3847. The following chart lists Trustees and Officers as of October 31, 2018.

Other Directorships

Held in the Past Five Years4

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust and JP Morgan Active ETFs.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of Rochdale Investment Trust to 2013. Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INDEPENDENT TRUSTEES (continued)[2]
RANDALL S. YANKER (Born: 1960)	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (Since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 23 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

Other Directorships

Held in the Past Five Years3

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

None.

None.

None.

None.

None.

3 Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)

RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (Since 2015) Anti-Money Laundering Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

Other Directorships

Held in the Past Five Years

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 13, 2018 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2018

concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Chilton Strategic European Equities Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-446-3847

Investment Adviser:

Chilton Investment Company, LLC

1290 East Main Street, 1st Floor

Stamford, Connecticut 06902

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

CHL-AR-001-0200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and each of Messrs. Lemke and Nadel is considered to be “independent” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$378,215	None	None	$335,100	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$60,000(2)	None	None	$270,028
(d)	All Other Fees	None	None	$10,000	None	None	$14,003

(2)	Tax return preparation fees for affiliates of the Funds.

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$82,560	None	None	$26,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$63,500	None	None	$26,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1) Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

(1) require specific pre-approval;

(2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $70,000 and $284,031 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2018 and 2017, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2019

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 8, 2019

*	Print the name and title of each signing officer under his or her signature.